UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 10, 2009
VION PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26534	13-3671221

(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Science Park, New Haven, CT	06511

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (203) 498-4210
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.
     On November 10, 2009, Vion Pharmaceuticals, Inc. (the “Company”) issued a press release reporting its financial results for the third quarter and nine month period ended September 30, 2009. A copy of that press release is attached hereto as Exhibit 99.1 and is furnished solely for the purposes of this Item 2.02.
     On November 12, 2009, the Company held a conference call to discuss its financial results for the third quarter ended September 30, 2009. A copy of the transcript of the call is attached hereto as Exhibit 99.2 and is furnished solely for the purposes of this Item 2.02.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

99.1	Press release of Vion Pharmaceuticals, Inc., dated November 10, 2009.

99.2	Transcript of November 12, 2009 Conference Call

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VION PHARMACEUTICALS, INC.
Date: November 13, 2009	By:	/s/ Howard B. Johnson
		Name:	Howard B. Johnson
		Title:	President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of Vion Pharmaceuticals, Inc., dated November 10, 2009.

99.2	Transcript of November 12, 2009 Conference Call